As filed with the Securities and Exchange Commission on September 29, 2000

                                                Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         CHOICE ONE COMMUNICATIONS INC.
             (exact name of registrant as specified in its charter)

          DELAWARE                                            16-1550742
   (State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                          Identification No.)

   100 Chestnut Street, Suite 600, Rochester, New York              14604-2417
        (Address of Principal Executive Offices)                     (Zip Code)

         CHOICE ONE COMMUNICATIONS INC. 1998 EMPLOYEE STOCK OPTION PLAN
                             (May 2000 Restatement)
                           (Full title of the Plan(s))

                                 Ajay Sabherwal
          Executive Vice President, Finance and Chief Financial Officer
                         Choice One Communications Inc.
                         100 Chestnut Street, Suite 600
                         Rochester, New York 14607-2417
                                 (716) 246-4231
                            Facsimile (716) 530-2733
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                    Copy to:
                            James A. Locke III, Esq.
                                Nixon Peabody LLP
                               1300 Clinton Square
                            Rochester, New York 14604
                                 (716) 263-1000
                            Facsimile (716) 263-1600

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                                   CALCULATION OF REGISTRATION FEE

                            Proposed                   Proposed
  Title of                  Maximum                    Maximum
  Securities                Offering                   Aggregate        Amount of
  to be                     Amount to be               price per        Offering          Registration
  Registered(1)             Registered(1)              share(2)         Price(2)          Fee
  ----------------          -----------------          ------------     ---------------   ---------------
  Common Stock              4,936,209                   $11.16          $55,088,092          $14,543
  $.01 par value

(1) Pursuant to Rule 416(b) under the Securities Act of 1933, this registration statement covers such additional shares of Common Stock as may be issuable pursuant to anti-dilution provisions of the Plan. (2) Inserted solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(1) and estimated in accordance with Rule-457(c) under the Securities Act of 1933 solely for the purpose of calculating the registration fee.

         The contents of the following document which has been filed by Choice One Communications Inc. (the "Company") with the Securities and Exchange Commission are incorporated herein by reference: The Company's Registration Statement, dated February 22, 2000 on Form S-8 (File No. 333-30862) and filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


                                     Part II

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


                                   SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rochester, State of New York, on the 21st day of September, 2000.

                                      CHOICE ONE COMMUNICATIONS INC.




                                      By:    /s/John J. Zimmer
                                             ------------------------------
                                               John J. Zimmer
                                               Vice President - Finance

KNOWN ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby severally constitutes and appoints Ajay Sabherwal, John J. Zimmer and Kim Robert Scovill, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agents or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                      TITLE                        DATE
       ---------                      -----                        ----

/s/Steve M. Dubnik            Chairman, President and         September 21, 2000
-----------------------       Chief Executive Officer
Steve M. Dubnik               (Principal Executive Officer)


/s/Ajay Sabherwal             Executive Vice President,       September 21, 2000
-----------------------       Finance and Chief Financial
Ajay Sabherwal                Officer (Principal
                              Financial Officer)

/s/John B. Ehrenkranz         Director                        September 21, 2000
-----------------------
John B. Ehrenkranz

/s/Bruce M. Hernandez         Director                        September 21, 2000
-----------------------
Bruce M. Hernandez

/s/Michael M. Janson         Director                        September 21, 2000
-----------------------
Michael M. Janson

/s/Robert M. Van Degna        Director                        September 21, 2000
-----------------------
Robert M. Van Degna


                              Director                        September 21, 2000
-----------------------
Royce Holland

                              Director                        September 21, 2000
-----------------------
Richard Postma

                                  EXHIBIT INDEX

Exhibit No.   Description                           Location
----------    --------------                        ------------

4.1           1998 Employee Stock Option Plan       Filed Herewith
              (May, 2000 Restatement)

4.2           Amended and Restated                  Contained in Exhibit 3.1 of
              Certificate of Incorporation          Choice One's Registration
                                                    Statement on Form S-1
                                                    dated January 27, 2000
                                                    (File No. 333-91321)

4.3           Amendment to Certificate of           Contained in Exhibit 3.1 of
              Incorporation                         Choice One's Form 8-K filed
                                                    on August 11, 2000 (File No.
                                                    0-29279)

5.1           Legal Opinion of Nixon Peabody LLP    Filed Herewith

23.1          Consent of Nixon Peabody LLP          Contained in opinion filed
                                                    as Exhibit 5.1 to this
                                                    Registration Statement

23.2          Consent of Arthur Andersen LLP        Filed Herewith
              independent accountants

23.3          Consent of Ernst & Young LLP          Filed Herewith
              independent accountants

23.4          Consent of BDO Seidman, LLP           Filed Herewith
              independent accountants

24.1          Power of Attorney                     Included in Part II of this
                                                    Registration Statement